SCHEDULE 14A

                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ X ]  Preliminary Proxy Statement         [   ]  Confidential, for Use of the
[   ]  Definitive Proxy Statement                 Commission Only (as permitted
[   ]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[   ]  Soliciting Material Pursuant
       to Rule 14a-11(c) or Rule 14a-12

                              StarBase Corporation
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      A. Title of each class of securities to which transaction applies:

      B. Aggregate number of securities to which transaction applies:

      C.Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      D.Proposed maximum aggregate value of transaction:

      E.Total fee paid:

[   ]      Fee paid previously with preliminary materials.

[   ]      Check box if any part of the fee is offset as  provided by Exchange
           Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           A. Amount Previously Paid:

           B. Form, Schedule or Registration Statement No.:

           C. Filing Party:

           D. Date Filed:

                              StarBase Corporation
                        4 Hutton Centre Drive, Suite 800
                            Santa Ana, CA 92707-8713
                                 (714) 445-4400
                         -----------------------------


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


                         To be held on January 19, 1999
                          ---------------------------


         NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Stockholders (the "Meeting") of StarBase Corporation, a Delaware corporation ("StarBase" or the "Company"), will be held in the offices of Parker Chapin Flattau & Klimpl, LLP, 1211 Avenue of the Americas, 18th Floor, New York, N.Y. 10036 at 10:00 a.m. on Tuesday, January 19, 1999, to consider and act on the following:

         1. The election of eight (8) persons named in the accompanying Proxy Statement to serve as directors of the Company until the next annual meeting of stockholders of the Company and until their successors are duly elected and qualified;

         2. To amend the Company's Bylaws to provide for the classification of the Board of Directors of the Company into three classes, as more fully set forth in the accompanying Proxy Statement;

         3. To amend the Certificate of Incorporation and the Bylaws to implement an advance notice procedure for the submission of director nominations and other business to be considered at annual meetings of stockholders;

         4. To amend the Certificate of Incorporation and the Bylaws to permit only the President, the Chairman of the Board, the Secretary or the Board of Directors to call special meetings of stockholders and to limit the business permitted to be conducted at such meetings to be brought before the meetings by or at the direction of the Board of Directors;

         5. To amend the Certificate of Incorporation and the Bylaws to provide that a member of the Board of Directors may only be removed by the stockholders of the Company for cause by an affirmative vote of holders of at least 66 2/3% of the voting power of the then outstanding shares of any class or series of capital stock of the Company entitled to vote generally in the election of directors voting together as a single class (the "Voting Stock");

         6.       To  amend  the  Bylaws  to (a) fix the  size of the  Board  of
                  Directors at a maximum of twelve directors, with the authorized number of directors set at eight, and the Board of Directors having the sole power and authority to increase or decrease the number of directors acting by an affirmative vote of at least a majority of the total number of authorized directors most recently fixed by the Board of Directors, and
                  (b) provide
                  that any vacancy on the Board of Directors may be filled for the unexpired term (or for a new term in the case of an increase in the size of the board) only by an affirmative vote of at least a majority of the remaining directors then in office even if less than a quorum, or by the sole remaining director;

         7. To amend the Certificate of Incorporation and the Bylaws to eliminate stockholder action by written consent;

         8. To amend the Certificate of Incorporation and the Bylaws to require the approval of holders of 80% of the then outstanding Voting Stock and/or the approval of 66 2/3% of the directors of the Company for certain corporate transactions;

         9. To amend the Certificate of Incorporation and the Bylaws to require an affirmative vote of 66 2/3% of the Voting Stock in order to amend or repeal any adopted amendments to the Certificate of Incorporation and Bylaws proposed herein;


         10. To ratify the appointment of PricewaterhouseCoopers LLP as independent auditors for the 1999 fiscal year; and


         11. To consider and transact such other business as may properly come before the Meeting or any adjournment thereof.

         A Proxy Statement, form of proxy and the Annual Report to Stockholders of the Company for the fiscal year ended March 31, 1998 are enclosed herewith. Only holders of record of Common Stock, $.01 par value, of the Company at the close of business on November 30, 1998 are entitled to receive notice of and to attend the Meeting and any adjournments thereof. At least 10 days prior to the Meeting, a complete list of the stockholders entitled to vote will be available for inspection by any stockholder, for any purpose germane to the Meeting, during ordinary business hours, at the offices of the Company. If you do not expect to be present at the Meeting, you are requested to fill in, date and sign the enclosed Proxy, which is solicited by the Board of Directors of the Company, and to mail it promptly in the enclosed envelope. In the event you attend the Meeting in person, you may, if you desire, revoke your Proxy and vote your shares in person.

                                              By Order of the Board of Directors


                                              William R. Stow III
                                              Chairman of the Board, President
                                              and Chief Executive Officer



December 22, 1998


--------------------------------------------------------------------------------
                                    IMPORTANT
To ensure that your shares are voted at the Meeting, please vote, sign, date and promptly return the enclosed Proxy in the envelope provided. Proxies may be revoked at any time prior to the meeting by giving written notice of revocation to the Company's Assistant Secretary, by giving a later dated Proxy, or by attending the meeting and voting in person.
--------------------------------------------------------------------------------

                              STARBASE CORPORATION
                               ------------------


                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                January 19, 1999
                               -----------------


         This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of StarBase Corporation, a Delaware corporation ("StarBase" or the "Company") to be voted at the Annual Meeting of Stockholders (the "Meeting") to be held at 10:00 a.m. on Tuesday, January 19, 1999, and any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and in this Proxy Statement.


         The principal executive offices of the Company are located at 4 Hutton Centre Drive, Suite 800, Santa Ana, California 92707-8713. The approximate date on which this Proxy Statement and accompanying Proxy will first be sent or given to stockholders is December 22, 1998.


         A Proxy, in the enclosed form, which is properly executed, duly returned to the Company and not revoked will be voted in accordance with the instructions contained therein and, in the absence of specific instructions, will be voted in favor of the proposals and in accordance with the judgment of the person or persons voting the Proxy on any other matter that may be brought before the Meeting. Each such Proxy granted may be revoked at any time thereafter by writing to the Assistant Secretary of the Company prior to the Meeting, by execution and delivery of a subsequent proxy or by attendance and voting in person at the Meeting, except as to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such Proxy. The cost of soliciting proxies will be borne by the Company. Following the mailing of the proxy materials, solicitation of proxies may be made by officers and employees of the Company, or anyone acting on their behalf, by mail, telephone, telegram or personal interview.

                                VOTING SECURITIES

         Stockholders of record as of the close of business on November 30, 1998 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting and any adjournments thereof. The Company has one class of voting securities outstanding consisting of shares of Common Stock, $.01 par value ("Common Stock"). On the Record Date, there were 22,342,992 outstanding shares of Common Stock. A holder of Common Stock is entitled to one vote on each matter submitted to the meeting for each share of Common Stock held by such holder as of the Record Date.

Proxies and Voting

         Unless a contrary direction is indicated, a properly executed proxy form will be voted "FOR" the adoption of proposals 1 through 10. The management of StarBase is not aware of any business to be acted upon at this meeting other than as is described in this Proxy Statement, but in the event any other business should properly come before the meeting, the proxy holders (as indicated on the proxy form) will vote the proxies according to their judgment as to the best interests of the Company. Proxies submitted that are voted to abstain with respect to any matter will be considered cast with respect to that matter. Proxies subject to broker non-votes with respect to any matter will not be considered cast with respect to that matter.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth as of November 30, 1998 certain information regarding the ownership of voting securities of the Company by each stockholder known to the management of the Company to be (i) the beneficial owner of more than 5% of the Company's outstanding Common Stock, (ii) each of the directors and nominees for director of the Company, (iii) the executive officers named in the Summary Compensation Table herein under "Executive Compensation" and (iv) all named executive officers and directors as a group. The Company believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares.


Name (1)                                   Number of Shares of    Percentage of
--------                                      Common Stock         Common Stock
                                           -------------------    --------------

William R. Stow III.........................   794,724(2)          3.5%
Frank R. Caccamo............................    14,583(5)           *
Donald R. Farrow............................   224,827(3)          1.0%
Daniel P. Ginns.............................   218,700(4)          1.0%
Alan D. Kucheck.............................   154,660(5)           *
Phillip E. Pearce...........................    75,000(5)           *
John R. Snedegar............................   177,197(6)           *
Barry W. Sullivan...........................    15,624(5)           *
Anders B. Vinberg...........................    15,624(5)           *
Total: All Directors and Named
Executive Officers (9 persons)..............
                                             1,690,939(7)          7.3%

Amerindo Advisors, Inc. (8)................. 1,751,821             7.8%

-------------

*   Less than 1%.

(1) Except as otherwise noted, the persons named in the above table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to community property laws where applicable. Unless otherwise indicated, the address of each person named in the above table is in care of StarBase Corporation, 4 Hutton Centre Drive, Suite 800 Santa Ana, CA 92707-8713.

(2) Includes 573,119 shares of Common Stock held by Mr. Stow as trustee of the Stow Family Trust, of which, 568,124 shares are subject to a Performance Escrow Agreement. Also includes an aggregate of 1,749 shares of Common Stock held by Mr. Stow in trust for his daughter and minor son. Also includes 166,820 shares of Common Stock and 19,154 shares of Common Stock issuable upon the exercise of currently exercisable stock options by Mr. Stow and Mrs. Stow, respectively. Mr. Stow disclaims beneficial ownership of the shares exercisable by Mrs. Stow.

(3) Includes 209,827 shares of ommon Stock issuable upon the exercise of stock options that are currently exercisable.

(4) Includes 50,000 shares of Common Stock issuable upon the exercise of stock options that are currently exercisable and 5,500 shares of Common Stock held by Mrs. Ginns. Mr. Ginns disclaims beneficial ownership of the shares held by Mrs. Ginns.

(5) Represents shares of Common Stock issuable upon the exercise of stock options that are currently exercisable.

(6) Includes 63,332 shares of Common Stock issuable upon the exercise of stock options by Mr. Snedegar that are currently exercisable. Also includes 14,944 shares held by Mr. Snedegar as trustee of the Snedegar Revocable Living Trust; 1,667 shares held by Norexco Petroleum of which Mr. Snedegar is President; and 83,501 shares held by Access Financial Limited of which Mr. Snedegar is the general partner.

(7) Includes a total of 784,624 shares of Common Stock issuable upon exercise of stock options held by all directors and named executive officers of the Company as a group that are currently exercisable.

(8) The address for Amerindo Advisors, Inc. ("Amerindo") is One Embarcadero, Suite 2300, San Francisco, California 94111-3162. Beneficial ownership is expressly disclaimed for Amerindo Advisors, Inc. (922,093 shares of common stock) and Amerindo Advisors, Inc. - Panama (829,728 shares of common stock). Amerindo Advisors, Inc. and Amerindo are collectively referred to as the "Advisor Entities". Messrs. Alberto W. Vilar and Gary A. Tanaka, as the sole shareholders and directors of the Advisor Entities, share with each other investment and dispositive power as to all of the shares shown as owned by the Advisor Entities, who otherwise have sole investment and dispositive power with respect thereto, except that each client of the Advisor Entities has the unilateral right to terminate the advisory agreement with the Advisor Entity in question on notice which typically need not exceed 30 days.

                       ACTIONS TO BE TAKEN AT THE MEETING

                        -------------------------------
                                   PROPOSAL 1
                              ELECTION OF DIRECTORS
                    ----------------------------------------


         The Board of Directors of the Company has nominated eight directors for election to hold office until the next Annual Meeting and until their successors are elected and qualified. Unless otherwise indicated, the shares represented by all proxies received by the Board of Directors will be voted at the Meeting in accordance with their terms and, in the absence of contrary instructions, for the election of all nominees as directors.

         The Board of Directors has no reason to expect that any of the nominees will be unable to stand for election at the date of the Meeting. In the event that a vacancy among the original nominees occurs prior to the Meeting, the Proxies will be voted for a substitute nominee or nominees named by the Board of Directors and for the remaining nominees. Directors are elected by a plurality of the votes cast. No proxy may be voted for more than eight nominees.

         The following table sets forth information about each named executive officer, director and nominee for director of the Company.

                                                                        Year First
                                                                        Elected or        Present Position
Name                                            Age         Class        Appointed        with the Company
----                                            ---         -----       ----------        -----------------


William R. Stow III (1)(4)(5)(6)..........       54          III           1991        Chief Executive Officer,
                                                                                       President and Chairman of
                                                                                       the Board of Directors
Frank R. Caccamo..........................       59           I            1998        Director
Donald R. Farrow..........................       53           I            1997        Vice Chairman, Director
Daniel P. Ginns (1)(4)(5)(6)..............       48          II            1997        Director
Alan D. Kucheck...........................       47         ----           ----        Vice President, Engineering
Phillip E. Pearce (1)(2)(5)(6)............       69          II            1996        Director
John R. Snedegar (2)(3)(6)................       49          III           1991        Director
Barry W. Sullivan.........................       57           I            1998        Director
Anders B. Vinberg.........................       49          II            1998        Director


(1)      Member of the Compensation Committee.
(2)      Member of the Nominating Committee.
(3)      Member of the Audit Committee.
(4)      Member of the Stock Option Committee.
(5)      Member of the Financing Committee.
(6)      Member of the Mergers and Acquisitions Committee.

Nominees for Director

         The nominees for election as a director are William R. Stow III,  Frank
R. Caccamo, Donald R. Farrow, Daniel P. Ginns, Phillip E. Pearce, John R. Snedegar, Barry W. Sullivan and Anders B. Vinberg.

         Executive officers of the Company are appointed by the Board of Directors to serve until their removal by the Board of Directors or resignation.

         The following biographical information has been furnished by the nominees.

         William R. Stow III founded the company in September 1991. Mr. Stow has served as Chief Executive Officer of the Company since September 1991 (exclusive of the period from August 1996 to January 1997) and has served as President of the Company since July 1998. This is a position he also held from September 1991 to August 1996, exclusive of the period from April 1994 through July 1995. Mr. Stow has served as a Director of the Company since September 1991, Co-Chairman of the Board from October 1994 to August 1996 and Chairman of the Board since August 1996.

         Frank R. Caccamo has served as a Director of the Company since November 1998. Mr. Caccamo is the Vice President and Chief Information Officer of The Reynolds and Reynolds

Company, a position he has held since January 1997. Prior to joining Reynolds, Mr. Caccamo was Vice President of Information Systems at Procter & Gamble from 1990 to January 1997. Mr. Caccamo is a director of the Agency Services Division of the Cincinnati Community Chest, the Cincinnati Community Chest, the Cincinnati Eye Bank for Sight Restoration, and the Health Alliance Information Systems and Technology Governance Board.


         Donald R. Farrow has served as the Vice Chairman of the Company since July 1998. Mr. Farrow has been with the Company since March 1996. His various positions within the Company include: (i) President (January 1997 to July 1998);
(ii) Chief Operating Officer and Director (February 1997 to July 1998); (iii) Vice President, Sales and Marketing (August 1996 to January 1997); Vice President, Sales (May 1996 to August 1996); and consultant (March 1996 to May
1996). From January 1995 to May 1996, Mr. Farrow was an independent consultant in the area of sales and marketing of software technology. Prior to January 1995, Mr. Farrow served as Vice President Sales and Marketing for CommVision, a leading provider of server solutions, from December 1993 to December 1994, Vice President of sales of Image Online, from February 1993 to November 1993, and Director - Western Area of Novel, a provider of network software, from 1987 to January 1993.


         Daniel P. Ginns has served as a Director of the Company since January 1997. Since October 1996, Mr. Ginns has been Chairman of the Board and Chief Executive Officer of Datametrics Corporation, a reporting company which designs, develops and manufactures printers and computers. From 1989 to 1996, Mr. Ginns was President of Belmont Capital, Inc., a management and financial advisory firm.

         Phillip E. Pearce has served as a Director of the Company since January 1996. Mr. Pearce is the owner of Phil Pearce & Associates since 1986. Prior to that, he was Senior Vice President and a member of the Board of Directors of E.F. Hutton & Co., from 1971 through 1983, a member of the Board of Governors of the New York Stock Exchange, and Chairman of the Board of governors of the NASD. Mr. Pearce is a member of the Board of two other reporting companies, RX Medical Services Corporation and Xybernaut Corporation.

         John R. Snedegar has served as a Director of the Company since December 1991. Since May 1990, Mr. Snedegar has served as President, Director and Chief Executive Officer of United Digital Network Inc., a diversified telecommunications provider based in Irving, Texas. From March 1981 to May 1992, Mr. Snedegar served as President and Chief Executive Officer of AmeriTel Management, Inc., currently known as WCT Communications, Inc. Mr. Snedegar is also a member of the Board of Micro General Corporation, a full service communications service provider, Star Communications, Inc., an international long distance wholesale provider, TechWave Inc., an electronic commerce software company, and TeleHub Communications Corporation, a long distance technology company.

         Barry W. Sullivan has served as a Director of the Company since September 1998. Mr. Sullivan has served the Electronic Data Corporation (EDS) from 1971 through 1998, most recently as Corporate Vice President in charge of managing their Internet, New Media and Electronic Business. Mr. Sullivan has been a member of (1) the Stanford University Computer Industry Project from 1992 to 1997 and (2) the New Marketing Imperatives Roundtable. He has served on the Board and as Chairman of the Information Technology Association of America (ITAA) since 1993, Cybex Technologies, Inc., and on the Board of CommerceNet, a not-for-profit market and business development organization from 1996 to 1998. Because of his technology information background, he also is a frequent speaker at universities and seminars.

         Anders B. Vinberg has served as a Director of the Company since September 1998. Mr. Vinberg has served since December 1986 as Senior Vice President of Research and Development at Computer Associates International,
Inc., a world leader in mission-critical business software and a leading provider of high-end software Configuration Management tools.

Required Vote

         The eight nominees receiving the highest number of votes will be elected as directors. Abstentions (including instructions to withhold authority to vote for one or more nominees) and broker non-votes will be counted for purposes of determining a quorum but will not be counted as votes cast in the election of directors. There is no provision for cumulative voting in the election of directors.

Board Compensation

         Prior to January 1998, directors who are not employees of the Company were not compensated, except for reimbursement of travel expenses. Starting in January 1998, directors who are not employees receive $1,000 per month in addition to reimbursement of travel expenses. In addition, directors receive non-qualified stock option grants for shares of the Company's Common Stock. All options awarded to non-employee directors have an exercise price per share at least equal to the market price of the Common Stock on the date of grant. The options have a 10-year term.

         In addition, Mr. Pearce performed certain consulting services for which he was compensated $600 during fiscal 1998.

Board of Directors

         The Board of Directors is responsible for the management of the Company. During fiscal 1998, the Board of Directors held eight meetings and took action by unanimous written consent on one occasion. Each incumbent director attended at least 94% of the aggregate of the total number of meetings of the Board and of the committees on which he served during fiscal 1998.

Committees of the Board

         The Board of Directors had established six standing committees: (i) Compensation, (ii) Nominating, (iii) Audit, (iii) Stock Options, (iv) Financing, and (vi) Mergers and Acquisitions Committee.

         The principal function of the Compensation Committee was to review and establish compensation for executive officers and to consider incentive compensation alternatives for the Company's employees. This committee was comprised of Messrs. Ginns, Pearce and Stow. All functions of the Compensation Committee were completed by the Board of Directors in a regularly scheduled meeting during the fiscal year ended March 31, 1998.

         The principal function of the Nominating Committee was to select and recommend to the Board of Directors appropriate candidates for executive officers. The Nominating Committee was comprised of Messrs. Snedegar and Pearce. The functions of the Nominating Committee were completed by the Board of Directors in a regularly scheduled meeting during the fiscal year ended March 31, 1998.


         Stockholders of the Company who wish to nominate individuals for directors for election at the next annual meeting should submit such nominations to the Secretary of the Company at the Company's executive offices by March 31, 1999. The proposal should contain certain information about the proposed nominee, including name, age, business and residence addresses, principal occupation, the class and number of shares of Common Stock or other capital stock of the Company beneficially owned, the consent of such person to be nominated and such other information as would be required to be included in a proxy statement soliciting proxies for the election of the proposed nominee. The proposal should also include the name, business and residence addresses, occupation, the class of number of shares of Common Stock or other capital stock of the Company beneficially owned by the person or entity making such nomination, and the relationship or affiliation, if any, to the nominee.


         The functions of the Audit Committee included the nomination of independent auditors for appointment by the Board; meeting with the independent auditors to review and approve the scope of their audit engagement; meeting with the Company's financial management and the independent auditors to review matters relating to internal accounting controls, the Company's accounting practices and procedures and other matters relating to the financial condition of the Company; and to report to the Board periodically with respect to such matters. The Audit Committee consisted of Messrs. Sexton (former Director) and Snedegar. All functions of the Audit Committee were completed by the Board of Directors in a regularly scheduled meeting during the fiscal year ended March 31, 1998.

         The principal function of the Stock Option Committee was to recommend guidelines for the granting of stock options and to administer the Company's 1996 Stock Option Plan. This committee was comprised of Messrs. Sexton (former Director), Ginns and Stow. The Stock Option Committee did not meet formally during the fiscal year ended March 31, 1998 but acted by unanimous written consent on one occasion.

         The principal function of the Financing Committee was to review investment proposals and give recommendations to the Board. This committee was comprised of Messrs. Pearce, Ginns and Stow. All functions of the Financing Committee were completed by the Board of Directors in a regularly scheduled meeting during the fiscal year ended March 31, 1998.

         The principal function of the Mergers and Acquisitions Committee was to investigate potential opportunities for merger and/or acquisition activity. This committee was comprised of Messrs. Pearce, Ginns, Snedegar and Stow. The Mergers and Acquisition Committee met once during the fiscal year ended March 31, 1998.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. To the Company's knowledge, based solely upon a review of copies of such reports furnished to the Company during the one-year period ended March 31, 1998, and written representations from its Directors and Executive Officers, there were no late or delinquent filings except the following: one Form 4 for Messrs. Ginns and Sexton (former Director); one Form 3 for Mr. McManes; and a Form 5 for Mr. Norman, all of which reports have been filed as of the current date.


                             EXECUTIVE COMPENSATION

Summary Information

         The following table sets forth certain summary information regarding compensation paid or accrued by the Company to, or on behalf of, the Company's Chief Executive Officer and the other most highly compensated executive officers of the Company (the "Named Executive Officers"), for services rendered in all capacities to the Company during the fiscal years ended March 31, 1996, 1997, 1998. Except as otherwise noted, no Named Executive Officer received any restricted stock award, stock appreciation right or payment under any long-term incentive plan. No other officer of the Company received annual salary and bonus exceeding $100,000 during the relevant periods.

                           SUMMARY COMPENSATION TABLE


                                                                                   Long Term
                                                                                  Compensation
                                                                                     Awards
                                                                                ----------------
                                                                                   Securities         All Other
                                                       Annual Compensation         Underlying        Compensation
      Name and                                  -----------------------------       Options (1)    ----------------
Principal Position                    Year          Salary            Bonus        (Shares)              (5)
------------------                  ---------   --------------       --------   ----------------   ----------------
William R. Stow III (2).............     1998         $150,000          $ - 0 -          249,790         $ - 0 -
       Chief Executive Officer,          1997         $137,818          $ - 0 -          175,000         $ - 0 -
       Chairman of the Board and         1996         $115,000          $ - 0 -             ----         $ - 0 -
       Director

Donald R. Farrow (3)................     1998         $150,000          $ - 0 -          297,447         $ - 0 -
       President and Director            1997         $101,031          $ - 0 -          231,250       $62,942
                                         1996             ----           ----              -----         $ - 0 -
                                         1998         $120,833          $ - 0 -          245,075         $ - 0 -
Alan D. Kucheck (4).................
       Vice President, Engineering       1997         $110,000          $ - 0 -           65,667         $ - 0 -
                                         1996         $110,000         $6,358            110,000         $ - 0 -

------------

(1) Amounts represent stock options granted and/or repriced for the period shown.

(2) Options granted during fiscal year 1998 include options to purchase 156,666 shares of the Company's Common Stock, originally granted in prior years, that were repriced.

(3) Options granted during fiscal year 1998 include options to purchase 206,250 shares of the Company's Common Stock, originally granted in prior years, that were repriced.


(4) Options granted during fiscal year 1998 include options to purchase 175,667 shares of the Company's common stock, originally granted in prior years, that were repriced. Fiscal year 1998 repriced options include the options listed for fiscal year 1996 to purchase 59,000 shares of the Company's common stock that had been granted prior to 1996 and were repriced in fiscal year 1996.


(5) Amounts listed as All Other Compensation represent commissions earned or consulting fees.

Stock Options


      The following table sets forth information concerning stock option grants made during the fiscal year ended March 31, 1998 under the Company's Stock Option Plan to Named Executive Officers. No stock appreciation rights were granted to such individuals during the fiscal year.

                 Option/SAR Grants In Year Ended March 31, 1998


                                Individual Grants
--------------------------------------------------------------------------------

                                   Number of
                                  Securities          Percent of Total
                                  Underlying            Options/SARS          Exercise
           Name                  Options/ SARS           Granted to            or Base             Expiration
                                    Granted               Employees             Price                 Date
                               (# of Shares) (1)     In Fiscal Year (2)      ($/Sh) (3)
---------------------------   -------------------   ---------------------   -------------    -----------------------

William R. Stow III                         6,666             *                 $1.75        January 30, 2005
                                          150,000             4                  1.25        August 7, 2006
                                           15,000             *                 0.84         May 7, 2007
                                           25,000             1                 1.52         September 24, 2007
                                           53,124             1                 1.63         January 22, 2008

Donald R. Farrow                          125,000             3                 1.25         May 3, 2006
                                           31,250             1                 1.25         November 8, 2006
                                           50,000             1                 1.25         February 12, 2007
                                           20,625             1                 0.84         May 7, 2007
                                           25,000             1                 1.52         September 24, 2007
                                           45,572             1                 1.63         January 22, 2008

Alan D. Kucheck                            59,000             2                 1.25         April 21, 2003
                                            6,000             *                 1.25         August 11, 2005
                                           45,000             1                 1.25         December 7, 2005
                                           65,667             2                 1.25         November 8, 2006
                                           17,567             *                 0.84         May 7, 2007
                                           51,841             1                 1.63         January 22, 2008

 -------------

*Less than 1%.

(1) Options granted to purchase common stock. Generally, twenty-five percent of the shares granted vest one year from the date of grant with the remaining shares vesting equally over the following thirty-six months. All of the options shown have a maximum term of ten years, subject to earlier termination following the optionee's cessation of service with the Company.


(2) The Company granted options to purchase a total of 2,045,827 shares of Common Stock to employees during the year ended March 31, 1998 (in addition 1,715,580 options to purchase shares of the Company's Common Stock were granted in prior years and were repriced) .

(3) The exercise price may be paid in cash or in shares of Common Stock valued at fair market value on the exercise date.

Option Repricing


         The following table provides information relating to the repricing of certain options held by the executive officers of the Company named in the Summary compensation table that occurred during the fiscal year ended March 31, 1998. The only previous repricing of any options granted by the Company to any executive officer was done in August and September, 1995.

                              Option/SAR Repricings



                                               Number of                                               Length of
                                               Securities          Exercise                         Original Option
                                               Underlying       Price of Stock                           Term
                                                Options           at Time of            New          Remaining at
                                              Repriced or        Repricing or         Exercise          Date of
                                                Amended            Amendment           Price         Repricing or
           Name                  Date             (#)              ($/Share)           ($/Sh)          Amendment
---------------------------   -----------    --------------    -----------------    ------------   -----------------

William R. Stow III              5/7/1997           150,000                 3.07            1.25            9.2 yrs.
                                 8/5/1997             6,666                 5.69            1.75            7.7 yrs.


Donald R. Farrow                 5/7/1997            31,250                 2.60            1.25            9.5 yrs.
                                 5/7/1997            50,000                 1.74            1.25            9.7 yrs.
                                 5/7/1997           125,000                 3.50            1.25            9.0 yrs.

Alan D. Kucheck                  5/7/1997            59,000                 2.21            1.25            6.0 yrs.
                                 5/7/1997             6,000                 2.21            1.25            8.3 yrs.
                                 5/7/1997            45,000                 2.32            1.25            8.5 yrs.
                                 5/7/1997            65,667                 2.60            1.25            9.5 yrs.


Report of Repricing of Options

         In May and August 1997 the Board of Directors reviewed the grant prices of stock options to determine if the options were still effective as long-term incentives to encourage commitment to the Company. Because the exercise price of most stock options had been above the market price of the Company's stock for some time, the Board of Directors decided to reprice certain outstanding stock options. As a result of the review, the Board of Directors offered to option holders an opportunity to terminate their existing options in exchange for the grant of new options at the current market price of the Company's Common Stock. All other terms of the stock option grants remained the same.

Option Exercises, Holdings  and Fiscal Year-End Values


         The following table sets forth information concerning the number of shares covered by both exercisable and unexercisable options held by each of the Named Executive Officers as of March 31,

1998. No options were exercised during the fiscal year ended March 31, 1998 by any of the Named Executive Officers.

                 AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1998
                     AND OPTION VALUES AS OF MARCH 31, 1998


                          Shares                      Number of Securities
                         Acquired                    Underlying Unexercised          Value of Unexercised
                            on         Value               Options at              in-the-Money Options at
                         Exercise    Realized         March 31, 1998 (# of            March 31, 1998 (1)
                                                            shares)
                                                 ------------------------------ ------------------------------
         Name               (#)         ($)       Exercisable    Unexercisable     Exercisable  Unexercisable
----------------------  ----------- -----------  --------------  --------------    -----------  --------------

William R. Stow III         --          --       109,789         165,001          $195,502     $309,121

Donald R. Farrow            --          --       140,622         181,825           259,537      347,419

Alan D. Kucheck             --          --       110,075         135,000           216,710      253,284

------------

(1) Calculated based on the closing price of the Company's Common Stock as reported on the NASDAQ SmallCap on March 31, 1998 of $3.21875 per share, less the applicable exercise price.

Employment Agreements


       There are no employment agreements between the Company and any executive officer.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

       The members of the Compensation Committee participate in all deliberations concerning executive compensation. The Compensation Committee consists of William R. Stow III, Phillip E. Pearce and Daniel P. Ginns. No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of the Company's Board of Directors.

                     REPORT OF THE COMPENSATION COMMITTEE ON
                             EXECUTIVE COMPENSATION

       Overview and Philosophy

      Other than Mr. Stow, the President and Chief Executive Officer of the Company, the Compensation Committee of the Board of Directors is composed entirely of non-employee directors and is responsible for developing and making recommendations to the Board of Directors with respect to the Company's executive compensation policies. In addition, the Compensation Committee, pursuant to authority delegated by the Board of Directors, determines the compensation to be paid to the Chief Executive Officer and each of the other executive officers of the Company.

      The objectives of the Company's executive compensation program are to:

               *    Support the achievement of desired Company performance
               * Provide compensation that will attract and retain superior talent and reward performance

      The executive compensation program provides an overall level of compensation opportunity that is competitive within the technology and software industries, as well as with a broader group of companies of comparable size and complexity.

      Executive Officer Compensation Program

      The Company's executive officer compensation program is comprised of base salary, long-term incentive compensation in the form of stock options, specific performance-based bonuses and various benefits, including medical and pension plans generally available to employees of the Company.

      Base Salary

      Base salary levels for the Company's executive officers are competitively set relative to companies in the software industry. In determining salaries, the Committee also takes into account individual experience and performance and specific issues particular to the Company.

      Stock Option Program

      The stock option program is the Company's long-term incentive plan for providing an incentive to officers, directors, employees and others.

      The 1996 Stock Option Plan authorizes the Compensation Committee to award officers, directors, employees and others stock options. Options granted under such Plans may be granted containing terms determined by the Committee, including exercise period and price; provided, however, that each Plan requires that exercise price may not be less than the fair market value of the Common Stock on the date of the grant and the exercise period may not exceed ten years, subject to further limitations.

      In addition, the Company issues non-qualified stock options outside the 1996 Stock Option Plan. These are issued to a broad-based group in which most of the options are granted to non-officer employees.

      Benefits

      The Company provides to executive officers, medical and pension benefits that are generally available to Company employees.

      Bonus

      The Company may provide to certain executive officers bonuses based on performance.

      Chief Executive Officer Compensation

      See Summary Compensation Table.



                                        William R. Stow III
                                        Daniel P. Ginns
                                        Phillip E. Pearce

                                        Members of the Compensation Committee

                              CERTAIN TRANSACTIONS


         In fiscal 1995, the Board of Directors authorized the Company to loan William Stow III, then President and CEO of StarBase, the sum of $126,000. At March 31, 1998, the principal and accrued interest amounts were $76,153 and $13,294, respectively. The loan is evidenced by a promissory note and is secured by shares of the Company's common stock, which are owned by Mr. Stow. The note is payable on November 4, 1998 and bears interest at a rate of 6.34% per annum, payable at maturity. At the November 19, 1998 Board of Directors meeting, the Board of Directors extended the maturity of the loan with the same terms to November 4, 2000.

                           THE ANTI-TAKEOVER PROPOSALS


         Proposals 2 through 9 in this Proxy Statement are proposals to amend the Company's Certificate of Incorporation, as amended to date (the "Certificate of Incorporation"), and Bylaws, as amended to date (the "Bylaws"), which amendments, as discussed below, may have certain anti-takeover effects. The following section discusses the general consequences to stockholders of the Company of these proposals and should be read in conjunction with the individual discussions with respect to each proposal.

         The Board of Directors has evaluated the potential vulnerability of the Company's stockholders to the threat of unfair or coercive takeover tactics and, although the Board of Directors is not currently aware of any such threat, has considered the range of possible responses to any such threat. The Board has unanimously approved, and recommends to the Company's stockholders for their approval, the amendments to the Certificate of Incorporation and Bylaws described in Proposals 2 through 9 set forth below. Proposals 2 through 9 are referred to collectively as the "Anti-Takeover Amendments." Approval of the Anti-Takeover Amendments requires the affirmative vote of holders of a majority of the outstanding Common Stock.


                          THE ANTI-TAKEOVER AMENDMENTS

         The Anti-Takeover Amendments involve related amendments to the Certificate of Incorporation and Bylaws designed to assist the Company's stockholders in obtaining fair and equitable treatment in the event of a threatened takeover of the Company. The Anti-Takeover Amendments, if approved, will: (i) provide for an advance notice procedure for the submission by stockholders of director nominations and other business to be considered at any annual meetings of stockholders; (ii) permit only the President, the Chairman of the Board, the Secretary or the Board of Directors to call special meetings of stockholders and to limit the business permitted to be conducted at such meetings to that brought before the meetings by or at the discretion of the Board of Directors; (iii) provide that a member of the Board of Directors may only be removed by the stockholders of the Company for cause by an affirmative vote of holders of at least 66 2/3% of the voting power of the then outstanding Voting Stock; (iv) fix the size of the Board of Directors at a maximum of twelve directors, with the authorized number of directors set at eight, and give the Board of Directors the sole power and authority to increase or decrease the number of directors acting by an affirmative vote of at least a majority of the total number of authorized directors most recently fixed by the Board of Directors; (v) provide that any vacancy on the Board of Directors may be filled for the unexpired term (or for a new term in the case of an increase in the size of the board) only by an affirmative vote of at least a majority of the remaining directors then in office even if less than a quorum, or by the sole remaining director; (vi) eliminate stockholder action by written consent; (vii) require the approval of holders of 80% of the then outstanding Voting Stock and/or the approval of 2/3 of the directors of the Company for certain corporate transactions; and (viii) require an affirmative vote of 66 2/3% of the Voting Stock in order to amend or repeal any adopted amendments to the Certificate of Incorporation and Bylaws proposed herein.

         The Anti-Takeover Amendments are not in response to any effort, of which the Company is aware, to accumulate Common Stock or to obtain control of the Company. The Board has observed the relatively common use of certain coercive takeover tactics in recent years, including the accumulation of substantial common stock positions as a prelude to a threatened takeover or corporate restructuring, proxy fights and partial tender offers and the related use of "two-tiered" pricing. In addition, persons who do not intend to gain control of companies use the threat of takeover bids to force the companies to repurchase their shares at a premium or temporarily drive up the market price of their stock. The Board believes that the use of these tactics can place undue pressure on a corporation's board of directors and stockholders to act hastily and on incomplete information and, therefore, can be highly disruptive to a corporation as well as divert valuable corporate resources and result in unfair differences in treatment of stockholders who act immediately in response to announcements of takeover activity and those who choose to act later, if at all. The Anti-Takeover Amendments are intended to encourage persons seeking to acquire control of the Company to initiate such an acquisition through arm's-length negotiations with the Board.

         While the Anti-Takeover Amendments, individually and collectively, give added protection to the Company's stockholders and may help the Company obtain the best price in a potential transaction, they may also have the effect of making more difficult and discouraging a merger, tender offer or proxy contest, even if such transaction or event may be favorable to the interests of some or all of the Company's stockholders. The Anti-Takeover Amendments also may delay the assumption of control by a holder of a large block of Common Stock and the removal of incumbent management, even if such removal might be beneficial to some or all of the stockholders. Furthermore, the Anti-Takeover Amendments may have the effect of deterring or frustrating certain types of future takeover attempts that may not be approved by the incumbent Board, but that the holders of a majority of the shares of Common Stock may deem to be in their best interests or in which some or all of the stockholders may receive a substantial premium over prevailing market prices for their stock. By discouraging takeover attempts, the Anti-Takeover Amendments also could have the incidental effect of inhibiting (i) certain changes in management (some or all of the members of which might be replaced in the course of a change of control) and (ii) the temporary fluctuations in the market price of Common Stock that often result from actual or rumored takeover attempts.


         The Board recognizes that a takeover might in some circumstances be beneficial to some or all of the Company's stockholders but, nevertheless, believes that the stockholders as a whole will benefit from the adoption of the Anti-Takeover Amendments. The Board further believes that it is preferable to act on the proposed Anti-Takeover Amendments when they can be considered carefully rather than hastily during an unsolicited bid for control. Under Delaware law, each of the proposed Anti-Takeover Amendments described in Proposals 2 through 9 requires the affirmative vote of the holders of a majority of the Company's outstanding shares of Common Stock. All of the proposals are permitted under applicable Delaware law.


         If stockholders approve any or all of the Anti-Takeover Amendments, the Company will file with the Secretary of State of the State of Delaware an amendment to the Certificate of Incorporation that reflects the amendments which have been approved containing the provisions as set forth under each proposal. The approved amendments to the Certificate of Incorporation will become effective upon the filing with the Secretary of State of the State of Delaware of a certificate with respect to such amendment, and the approved amendments to the Bylaws will become effective immediately upon such approval. Each of the Anti-Takeover Amendments adopted by the Company's stockholders at the Meeting will become effective regardless of whether any of the other Anti-Takeover Amendments to be acted upon at the Meeting is adopted.

         Stockholders are urged to read carefully the following descriptions and discussions of each of the proposed Anti-Takeover Amendments before voting on the Anti-Takeover Amendments.

                           OTHER ANTI-TAKEOVER DEVICES

Existing Anti-Takeover Provisions of the Certificate of Incorporation and Bylaws
--------------------------------------------------------------------------------

         In addition to the proposed Anti-Takeover Amendments, an existing provision of the Certificate of Incorporation may be deemed to be an anti-takeover device which could be utilized as a method of discouraging, delaying or preventing a change in control of the Company or diluting the public ownership of the Company, even if such transaction or occurrence may be favorable to the interests of some or all of the Company's stockholders. The Certificate of Incorporation currently authorizes the Board to issue 10,000,000 shares of preferred stock having such rights, preferences and privileges as designated from time to time by the Board (the "Preferred Stock") without stockholder approval. Accordingly, the Board is empowered to issue preferred stock with dividend, liquidation, conversion, voting or other rights which could adversely affect the voting power or other rights of the holders of Common
Stock. As of the current date, the Board has authorized the issuance of 1,200,000 shares of Class D Preferred Stock; 3,000,000 shares of Class E
Preferred Stock; 550,000 shares of Class F Preferred Stock; 4,000 shares of Class G Preferred Stock; and 4,000 shares of Class H Preferred Stock, each in connection with a private placement of the Company's securities.

         Under certain circumstances, the Company could use the Preferred Stock or currently authorized but unissued shares of Common Stock to create voting impediments or to frustrate persons seeking to effect a takeover or otherwise gain control of the Company or to dilute the public ownership of the Company and thereby to protect the continuity of the Company's management. The Company could also privately place any such shares with purchasers who might favor the Board or management in opposing a hostile takeover bid or adopt a stockholder rights plan, commonly referred to as a "poison pill". The Company has no present knowledge of any such takeover efforts.

         Other than existence of (i) the authority to issue classes of Preferred Stock, and (ii) authorized but unissued Common Stock, the Certificate of Incorporation and Bylaws do not currently contain any other anti-takeover provisions, and no such other provisions are currently contemplated, other than the proposals contained herein.

         While Delaware General Corporation Law ("Delaware GCL") Section 214 provides that a corporation's certificate of incorporation may provide for cumulative voting, such voting is not provided for under the Certificate of Incorporation. Therefore, the holders of a majority of the shares of Common Stock can elect all of the directors being elected at any annual meeting of stockholders.

         Section 203 of the Delaware GCL, which is applicable to the Company, may be deemed to have certain anti-takeover effects by prescribing certain voting requirements in instances in which there is a transaction between a publicly-held Delaware corporation and an "interested stockholder". See Proposal 9 for a summary description of Section 203 of the Delaware GCL.


                ------------------------------------------------
                                   PROPOSAL 1
                      AMENDMENT TO THE COMPANY'S BYLAWS TO
                      PROVIDE FOR THE CLASSIFICATION OF THE
                               BOARD OF DIRECTORS
                -------------------------------------------------
Classification of the Board of Directors

         The Board of Directors of the Company at a meeting held on November 6, 1998 adopted a resolution approving a proposal to amend, subject to stockholder approval, Section 1 of Article III of the Bylaws of the Company to provide for the division of the Board of Directors into three classes of directors serving staggered three-year terms with each class being as nearly equal in number as possible. As a result, approximately one-third of the Board of Directors would be elected each year. Initially, members of all three classes will be first elected at the Meeting. Directors then elected to the first class would serve until the Annual Meeting of Stockholders to be held in 1999, and until their respective successors are elected and qualified. Directors initially elected to the second and third classes would serve until the Annual Meetings to be held in 2000 and 2001, respectively, and until their respective successors are elected and qualified. Commencing with the election of directors to the first class in 1999, each class of directors elected at an Annual Meeting would be elected to three-year terms.

Analysis of Proposal 2

         The Board of Directors believes that the amendment to create a classified board is in the best interests of the Company and its stockholders. Board classification will help lend continuity and stability to the management of the Company and will assure continuity and stability in the Board's leadership and policies. Following the adoption of the classified board structure, at any given time approximately two-thirds of the members of the Board of Directors will have had prior experience as directors of the Company. The Board believes that this will facilitate long-range planning, strategy and policy, because it will enhance the likelihood of continuity and stability in the composition of the Board and its policies. The Board of Directors believes that this, in turn, will permit the Board to more effectively represent the interests of all stockholders.

         With a classified Board of Directors, it will generally take a stockholder two Annual Meetings of Stockholders (rather than one) to elect a majority of the Board of Directors. As a result, a classified board may discourage proxy contests for the election of directors or purchases of a substantial block of stock by potential acquirors because its provisions could operate to prevent obtaining control of the Board in a relatively short period of time. Although this could provide the Board with more time to evaluate any takeover or control proposal and thus enable it to better protect the interests of the Company and the remaining stockholders in the event someone obtains voting control of a majority of the Company's stock, this is not the reason why the Board is recommending Board classification. Classification is recommended because the Board believes it will enhance the quality and stability of the Board and will provide better opportunity for review of the Board member performance.

         As a result of classification's possible effect of discouraging some takeover bids or block purchases of stock by potential acquirors, stockholders may be deprived of opportunities to sell some or all of their shares in a tender offer which might involve a purchase price higher than the then current market price or a bidding contest between competing bidders. Moreover, to the extent classification discourages open market purchases of the Company's stock, stockholders may be deprived of temporary increases in the market price of the Company's stock. Classification will also make it more difficult for stockholders to change the Company's Board at a time when stockholders consider it desirable, unless stockholders show cause and obtain the requisite stockholder vote. Consequently, the proposed amendment will tend to perpetuate present management.

         The Board of Directors has considered the advantages and possible disadvantages of this proposal and has unanimously determined that the adoption of the proposal is in the best interest of the Company and its stockholders.


         The information concerning the current nominees for election as directors at the Meeting and the classes to which they would be elected is set forth under the caption "Proposal 2 Election of Directors." If the proposal to adopt a classified board is not approved and implemented, all directors elected at the Meeting will serve for a one-year term, and until their successors are duly elected and qualified.


Propose Resolutions

  "RESOLVED, that Section 1, Article III of the By-laws be amended as follows:

         Section 1 Number, Classification, and Term of Office. The business, property, and affairs of the corporation shall be managed by or under the direction of a Board of Directors consisting of no less than one and no more than twelve; provided, however, that the Board, by resolution adopted by vote of a majority of the then authorized number of directors, may increase or decrease the number of directors. The Board of Directors shall be divided into three classes, designated Class I, Class II and Class III. Such classes shall be as nearly equal in number as the then total number of directors constituting the entire Board permits. At the January 19, 1999 annual meeting of stockholders, Class I, Class II and Class III directors shall be elected for initial terms expiring at the next succeeding annual meeting, the second succeeding annual and the third succeeding annual meeting, respectively, and until their respective successors are elected and qualified. At each annual meeting of stockholders after January 19, 1999, the directors chosen to succeed those in the class whose terms then expire shall be elected by the stockholders for terms expiring at the third succeeding annual meeting after their election and until their respective successors are elected and qualified. Newly created directorships or any decrease in directorships resulting from increases and decreases in the number of directors shall be so apportioned among the classes as to make all the classes as nearly equal in number as possible; provided, that when the Board increases the number of directors and fills the vacancies created thereby such director will hold office for the term expiring at the annual meeting of stockholders for the term of the class to which they have been elected expires."

Required Vote

         The affirmative vote of a majority of the Common Stock outstanding and entitled to vote at the Meeting is required to approve Proposal 1.

                        The Board of Directors Recommends
                               That You Vote "FOR"
                           the Approval of Proposal 2


                  --------------------------------------------

                                   PROPOSAL 3

                                ADVANCE NOTICE OF
                                   STOCKHOLDER
                            NOMINATIONS AND PROPOSALS

            ---------------------------------------------------------

Advance Notice of Nominations and Proposals

         The Board has adopted, subject to stockholder approval, an amendment to the Certificate of Incorporation and a corresponding amendment to the Bylaws requiring that stockholders submit director nominations and other business to be considered at annual meetings of stockholders in accordance with a specific advance notice procedure. No such procedure is currently provided for in either the Certificate of Incorporation or the Bylaws. At the Meeting, stockholders will be asked to consider and vote on these proposed amendments.

Analysis of Proposal 3


         The proposed amendments will provide a detailed and circumscribed notice procedure with regard to the nomination, other than by or at the direction of the Board, of candidates for election as directors (the "Nomination Procedure") and with regard to stockholder proposals to be brought before an annual meeting of stockholders (the "Business Procedure"). The Nomination Procedure provides that only persons who are nominated by or at the direction of the Board, or by a stockholder who has given timely prior written notice to the Corporate Secretary of the Company prior to the meeting at which directors are to be elected, will be eligible for election as directors. The Business Procedure provides that stockholder proposals must be submitted in writing in a timely manner in order to be considered at any annual meeting. To be timely, notice for nominations or stockholder proposals must be received by the Company not less than 60 days nor more than 90 days prior to the annual meeting; provided, however, that in the event that less than 70 days notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by a stockholder, to be timely, must be received no later than the close of business on the tenth day following the date on which such notice of the date of the annual meeting was made or such public disclosure was made, whichever first occurs.

         Under the Nomination Procedure, notice to the Company from a stockholder who proposes to nominate a person at a meeting for election as a director must contain certain information about that person, including age, business and residence addresses, principal occupation, the class and number of shares of Common Stock or other capital stock beneficially owned, the consent of such person to be nominated and such other information as would be required to be included in a proxy statement soliciting proxies for the election of the proposed nominee, and certain information about the stockholder proposing to nominate that person.

         Under the Business Procedure, notice relating to a stockholder proposal must contain certain information about such proposal and about the stockholder who proposes to bring the proposal before the meeting.

         The purpose of the Nomination Procedure is, by requiring a specified amount of advance notice of nominations by stockholders, to afford the Board a meaningful opportunity to consider the qualifications of the proposed nominees during the appropriate period when the Board is focused on nominations and, to the extent deemed necessary or desirable by the Board, to inform stockholders about the qualifications of the proposed nominee. The purpose of the Business Procedure is, by requiring a specified amount of advance notice of stockholder proposals, to provide a more orderly procedure for conducting annual meetings of stockholders and, to the extent deemed necessary or desirable by the Board, to provide the Board with a meaningful opportunity to analyze such proposals and to decide whether it is appropriate to either (i) omit such proposal or (ii) inform stockholders, prior to such meetings, of any proposal to be introduced at such meetings, together with any recommendation of the Board's position or belief as to action to be taken with respect to such proposal, so as to enable stockholders better to determine whether they desire to attend such meeting or grant a proxy to the Board as to the disposition of any such proposal.

         Although the amendment does not give the Board any power to approve or disapprove stockholder nominations for the election of directors or any other proposal submitted by stockholders, the amendment may have the effect of precluding or making more difficult a stockholder nomination for the election of directors or the submission by stockholders of proposals at a particular stockholders meeting because of the difficulty of the procedures to be followed, and may discourage a stockholder from conducting a solicitation of proxies to elect such stockholder's own slate of directors or otherwise attempting to obtain control of the Company, even if the conduct of such solicitation or such attempt might be beneficial to the Company and its stockholders. For these reasons, this Proposal may have an anti-takeover effect, particularly when combined with Proposal 4 below. The Board, however, is not aware of any efforts to obtain control of the Company, and the proposal of this measure is not in response to any such efforts. For a general discussion of certain anti-takeover effects of Proposal 3, see the section entitled "Anti-Takeover Proposals" above.

Proposed Resolution

         "RESOLVED, that the Certificate of Incorporation of the Corporation be amended by adding a new Article 11, which shall be and read as follows:

         Article 11: Subject to the rights of holders of any class or series of Preferred Stock,

                  (i)  nominations  for the  election  of  directors,  and
                 (ii) business proposed to be brought before an annual meeting of stockholders may be made by the Board of Directors or committee appointed by the Board of Directors or by any stockholder entitled to vote in the election of directors generally. However, any such stockholder may nominate one or more persons for election as directors at an annual meeting or propose business to be brought before an annual meeting, or both, only if such stockholder has given timely notice in proper written form of his or her intent to make such nomination or nominations or to propose such business. To be timely, a stockholder's notice must be delivered to or mailed and received by the Secretary of the Corporation not less than 60 days nor more than 90 days prior to the annual meeting; provided, however, that in the event that less than 70 days notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by a stockholder, to be timely, must be received no later than the close of business on the tenth day following the date on which such notice of the date of the annual meeting was made or such public disclosure was made, whichever first occurs. To be in proper written form, a stockholder's notice to the Secretary shall set forth:

                  (a) the name and address of the stockholder who intends to make the nominations or propose the business and, as the case may be, of the person or persons to be nominated or of the business to be proposed;

                  (b) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and, if applicable, intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

                  (c) if applicable, a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder;

                  (d) such other information regarding each nominee or each matter of business to be proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, or the matter been proposed, or intended to be proposed, by the Board of Directors, and such other information about the nominee as the Board of Directors deems appropriate, including, without limitation, the nominee's age, business and residence addresses, principal occupation and the class and number of shares of Common Stock or other capital stock of the Company beneficially owned by the nominee, or such other information about the business to be proposed and about the stockholder making such business proposal before the annual meeting as the Board of Directors deems appropriate, including, without limitation, the class and number of shares of Common Stock or other capital stock beneficially owned by such stockholder; and

                  (e) if applicable, the consent of each nominee to serve as director of the Corporation if so elected. The chairman of the meeting may refuse to acknowledge the nomination of any person or the proposal of any business not made in compliance with the foregoing procedure.

         RESOLVED,  that  Article  II of the  Bylaws be  amended by adding a new
Section 12 containing a provision substantially the same as the provision set forth in the preceding resolution and other provisions, if any, as may be necessary to make the Bylaws consistent with this amendment."

Required Vote

         The affirmative vote of a majority of the Common Stock outstanding and entitled to vote at the Meeting is required to approve Proposal 3.

                        The Board of Directors Recommends
                               That You Vote "FOR"
                           the Approval of Proposal 3

                      -----------------------------------

                                   PROPOSAL 4

                           LIMITATIONS ON STOCKHOLDERS
                             WITH RESPECT TO SPECIAL
                                    MEETINGS

                      -------------------------------------

Ability to Call Special Meetings of the Stockholders

         Article II, Section 5 of the Bylaws currently provides that special meetings of stockholders may be called by the President, the Secretary or by a majority of the Board of Directors. The Board has adopted, subject to stockholder approval, an amendment to the Certificate of Incorporation to include the foregoing provision and to expand such provision to provide that stockholders of the Company are not permitted to call a special meeting or to require that the Board call a special meeting of stockholders and that the business permitted to be conducted at such meetings be limited to that brought before the meetings by or at the direction of the Board. A corresponding amendment to the Bylaws has also been adopted, subject to stockholder approval. At the Meeting, stockholders will be asked to consider and vote on these proposed amendments.

Analysis of Proposal 4

         The proposed amendments will provide for the orderly conduct of all Company affairs at special meetings of stockholders. Accordingly, a stockholder could not force stockholder consideration of a proposal over the opposition of the Board by calling a special meeting of stockholders prior to the next annual meeting or prior to such time that the Board believed such consideration to be appropriate. As a result, the Board would have the opportunity to inform other stockholders adequately of the matters to be considered at any special meeting of stockholders.

         Persons attempting a takeover bid could be delayed or deterred by not being able to propose a transaction at a time advantageous for them. For these reasons, these proposed amendments may have an anti-takeover effect. The Board, however, is not aware of any efforts to obtain control of the Company, and the proposal of this measure is not in response to any such efforts. For a general discussion of certain anti-takeover effects of Proposal 4, see the section entitled "Anti-Takeover Proposals" above.

Proposed Resolutions

         "RESOLVED, that the Certificate of Incorporation be amended by adding a new Article 12, which shall be and read as follows:

         Subject to the rights of holders of any class or series of Preferred Stock, special meetings of stockholders may be called only by the President, the Chairman of the Board, the Secretary or by the Board of Directors pursuant to a resolution adopted by a majority vote of the total number of authorized directors (whether or not there exists any vacancies in previously authorized directorships) at the time any such resolutions are presented to the Board for adoption. Such meetings to be held at such time and such place either within or without the State of Delaware as may stated in the notice. Stockholders of the Corporation are not permitted to call a special meeting or to require that the Board call a special meeting of stockholders. The business permitted at any special meeting of stockholders shall be limited to the business brought before the meeting by or at the direction of the Board.

         RESOLVED, that Section 5 of Article II of the Bylaws be amended by deleting the existing Section 5 and adding a new Section 5 which incorporates substantially the provision set forth in the preceding resolution and other provisions, if any, as may be necessary to make the Bylaws consistent with this amendment.

Required Vote

         The affirmative vote of a majority of the Common Stock outstanding and entitled to vote at the Meeting is required to approve Proposal 4.

                        The Board of Directors Recommends
                               That You Vote "FOR"
                           the Approval of Proposal 4

                 ----------------------------------------------


                                   PROPOSAL 5

                           AMENDING THE CERTIFICATE OF
                           INCORPORATION AND BYLAWS TO
                          PROVIDE THAT STOCKHOLDERS MAY
                         ONLY REMOVE DIRECTORS FOR CAUSE

            --------------------------------------------------------

Removal of a Director for Cause

         Article III, Section 14 of the Bylaws currently provides that any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of the shares entitled at the time to vote at an election of directors. The Board of Directors has adopted, subject to stockholder approval, an amendment to the Certificate of Incorporation and a corresponding amendment to the Bylaws which provides that any director, or the entire Board of Directors, may be removed by the stockholders for cause only by the affirmative vote of the holders of at least 66 2/3% of the then Voting Stock. At the Meeting, stockholders will be asked to consider and vote on these proposed amendments.

Analysis of Proposal 5

         The proposed amendment should render more difficult an attempt to acquire control of the Company without the approval of the Company's management. Generally, the proposed amendment would make it impossible for someone who acquires voting control of the Company to remove immediately the incumbent directors who may oppose such person and to replace them with more friendly directors, and will instead require such a person to replace incumbent directors as their terms expire over a period of up to three years, unless cause exists for such removal. This proposal would protect the continuity of the Board of Directors and thereby enhance the ability of the Company to carry out long-range plans and goals for its benefit and the benefit of its stockholders.

         Stockholders should recognize, however, that the proposed amendment will also make more difficult the removal of a director in circumstances which do not constitute a takeover attempt and where, in the opinion of the holders of 66 2/3% of the Company's outstanding shares, such removal is appropriate but where no cause exists. Moreover, the proposed amendment may have the effect of delaying an ultimate change in existing management which might be desired by a majority of the stockholders. The proposed amendment is in accordance with the Delaware GCL.

         The inability to remove directors other than for cause may have the effect of discouraging potential unfriendly bids for shares of the Company because of the delay it could cause in replacing board members. However, the Board of Directors is not aware of any efforts to obtain control of the Company, and the proposal of this measure is not in response to any such efforts. For a general discussion of certain anti-takeover effects of Proposal 5, see the section entitled "Anti-Takeover Proposals" above.

Proposed Resolution

         "RESOLVED, that the Certificate of Incorporation be amended by adding a new Article 13 which shall be and read as follows:

         Any director, or the entire Board of Directors, may be removed, for cause only, by the affirmative vote of the holders of at least 66 2/3% of the voting power of the then outstanding shares of any class or series of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

         RESOLVED, that Section 14 of Article III of the Bylaws be amended by deleting the existing Section 14 and adding a new Section 14 which incorporates substantially the provision set forth in the preceding resolution and other provisions, if any, as may be necessary to make the Bylaws consistent with this amendment.

Required Vote

         The affirmative vote of a majority of the Common Stock outstanding and entitled to vote at the Meeting is required to approve Proposal 5.

                        The Board of Directors Recommends
                               That You Vote "FOR"
                           the Approval of Proposal 5

                        --------------------------------

                                   PROPOSAL 6

                           AMENDING THE BYLAWS TO FIX
                             THE NUMBER OF DIRECTORS
                                       AND
                          PROVIDE FOR FILLING VACANCIES
                                  ON THE BOARD

                 ----------------------------------------------

Fixing the Number of Directors

         Article II, Section 2.1 of the Bylaws currently provides, in part, that the number of directors which shall constitute the whole board shall be determined by resolution of the Board of Directors or by the stockholders at the annual meeting of stockholders. The Board has adopted, subject to stockholder approval, an amendment to the Bylaws fixing the size of the Board of Directors at a maximum of twelve directors, with the authorized number of directors set at eight, and the Board of Directors having the sole power and authority to increase or decrease the size of the Board acting by an affirmative vote of at least a majority of the total number of authorized directors most recently fixed by the Board of Directors. At the Meeting, stockholders will be asked to consider and vote on this proposed amendment.

Filling Vacancies on the Board of Directors

         Article III, Section 2 of the Bylaws currently provides, in relevant part, that "vacancies and new created directorships resulting from an increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director. If there are no directors in office, then an election of directors may be held in the manner provided by statute. If, at the time of filling any vacancy or any newly created directorship, the directors then in office shall constitute less than a majority of the whole board (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten percent of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office." The Board of Directors has adopted, subject to stockholder approval, an amendment to Article III, Section 2 of the Bylaws providing that a vacancy on the Board of Directors, including a vacancy created by an increase in the authorized number of directors, may be filled only by the affirmative vote of at least a majority of the remaining directors then in office, even if less than a quorum, or by the sole remaining director. At the Meeting, stockholders will be asked to consider and vote on this proposed amendment.

Analysis of Proposal 6

         Because, by increasing or decreasing the size of the Board of Directors, vacancies may result which, if filled by a vote of the stockholders, could circumvent the continuity to be provided for by the Company's Board of Directors, the Board of Directors believes that this proposal fixing the number of directors and governing the filling of vacancies on the Board of Directors would promote such continuity of management and thereby enhance the ability of the Company to carry out long-range plans and goals for its benefit and the benefit of its stockholders. This proposal would prevent a third party seeking majority representation on the Board of Directors from obtaining such representation simply by enlarging the Board of Directors and then filling the new directorships with its own nominees.

         In addition, this proposal, coupled with the proposal set forth above relating to the removal of directors, if adopted, would preclude stockholders from removing incumbent directors without cause and simultaneously gaining control of the Board of Directors by filling the vacancies created by such removal with their own nominees. Although the Company has not experienced difficulties in the past in maintaining continuity of the Board of Directors and management, the Board of Directors believes that this proposal will assist the Company in maintaining this continuity of management into the future.

         The proposed amendment is in accordance with the Delaware GCL which provides that the number of directors may be fixed in any manner as provided for in a corporation's bylaws and that vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by the sole remaining director, unless the certificate of incorporation or bylaws provide otherwise.

         Persons attempting a takeover bid could be delayed or deterred by not being able to procedurally obtain control of the Board of Directors as quickly as they could in the absence of these provisions. For these reasons, this Proposal may have an anti-takeover effect. The Board of Directors, however, is not aware of any efforts to obtain control of the Company, and the proposal of these measures is not in response to any such efforts. For a general discussion of certain anti-takeover effects of Proposal 6, see the section entitled "Anti-Takeover Proposals" above.

Proposed Resolutions

         "RESOLVED, that Section 1 of Article III of the Bylaws be amended by deleting the existing Section 1 and adding a new Section 1 which shall be and read as follows:

         The business, property, and affairs of the Corporation shall be managed by or under the direction of a Board of Directors. The Board of Directors shall consist of not fewer than six (6) members and not more than twelve (12) members, with the number of authorized directors being initially fixed at eight (8), which number may be changed from time to time by a resolution of the Board of Directors adopted by the affirmative vote of at least a majority of the total number of authorized directors most recently fixed by the Board of Directors, except in each case as may be provided pursuant to resolutions of the Board of Directors, adopted pursuant to the provisions of the
         Certificate of Incorporation, establishing any series of Preferred Stock and granting to holders of shares of such series of Preferred
         Stock rights to elect additional directors under specified circumstances. If the number of directors is changed, then any increase or decrease in such number shall be apportioned by the Board of Directors among the classes of directors so as to maintain as nearly as possible an equal number of directors in each class. The directors shall be elected by the holders of shares entitled to vote thereon at the annual meeting of stockholders, and each shall serve (subject to the provisions of Article III Section 14) until the next succeeding annual meeting of stockholders and until his respective successor has been elected and qualified.

         "RESOLVED, that Section 2 of Article III of the Bylaws be amended by deleting the existing Section 2 and adding a new Section 2 which shall be and read as follows:

                  (a) Officers. Any vacancy in the office of any officer through death, resignation, removal, disqualification, or other cause, may be filled at any time by a majority of the directors then in office (even though less than a quorum remains).

                  (b) Directors. Any vacancy on the Board of Directors, howsoever resulting, including through an increase in the number of directors, shall only be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum, or by the sole remaining director. Any director elected to fill a vacancy shall hold office for the same remaining term as that of his or her predecessor, or if such director was elected as a result of an increase in the number of directors, then for the term specified in the resolution providing for such increase.

Required Vote

         The affirmative vote of a majority of the Common Stock outstanding and entitled to vote at the Meeting is required to approve Proposal 6.

                        The Board of Directors Recommends
                               That You Vote "FOR"
                           the Approval of Proposal 6


                       ----------------------------------

                                   PROPOSAL 7

                           AMENDING THE CERTIFICATE OF
                           INCORPORATION AND BYLAWS TO
                         ELIMINATE STOCKHOLDER ACTION BY
                                 WRITTEN CONSENT

                       -----------------------------------


Ability of Stockholders to Act by Written Consent

         Under Delaware law, unless otherwise provided in the certificate of incorporation, any action required or permitted to be taken by stockholders of a corporation may be taken without a meeting, without prior notice and without a stockholder vote, if a written consent setting forth the action to be taken is signed by the holders of shares of outstanding stock having the requisite number of votes that would be necessary to authorize such an action at a meeting of stockholders at which all shares entitled to vote thereon were present and voted. Currently, the Certificate of Incorporation does not prohibit such action by written consent. The Board of Directors has adopted, subject to stockholder approval, an amendment to the Certificate of Incorporation and a corresponding amendment to the Bylaws to provide that actions required or permitted to be taken at any annual or special meeting of the stockholders may be taken only upon the vote of the stockholders at a meeting duly called and may not be taken by written consent of the stockholders. At the Meeting, stockholders will be asked to consider and vote on these proposed amendments.

Analysis of Proposal 7

         The adoption of this proposal would eliminate the ability of the Company's stockholders to act by written consent in lieu of a meeting. It is intended to prevent solicitation of consents by stockholders seeking to effect changes without giving all of the Company's stockholders entitled to vote on a proposed action an adequate opportunity to participate at a meeting where such proposed action is considered. The proposed amendment would prevent a takeover bidder holding or controlling a large block of the Company's voting stock from using the written consent procedure to take stockholder action unilaterally.

         This amendment, if adopted, would ensure that all stockholders would have advance notice of any attempted major corporate action by stockholders, and that all stockholders would have an equal opportunity to participate at the meeting of stockholders where such action was being considered. It would enable the Company to set a record date for any stockholder voting and would reduce the possibility of disputes or confusion regarding the validity of purported stockholder action. The amendment would encourage a potential acquiror to negotiate directly with the Board of Directors.

         In addition, the Board of Directors believes that this change to eliminate stockholder action by written consent is desirable to avoid untimely action in a context that might not permit stockholders to have the full benefit of the knowledge, advice and participation of the Company's management and Board of Directors. In the event of a proposed acquisition of the Company, the Board of Directors believes that the interests of stockholders would best be served by a transaction that resulted from negotiations based on careful consideration of the proposed terms. Although there can be no certainty as to the result of any particular negotiations, the Board of Directors believes that the intended effect of Proposal 7 of promoting negotiations concerning any proposed acquisition of the Company, with the bargaining power in the Board of Directors, would be in the long-term interests of the Company and its stockholders. However, any provision in the Certificate of Incorporation which effectively requires a potential acquiror to negotiate with the Company's management and Board of Directors could be characterized as increasing management's and the Board of Directors's ability to retain their positions with the Company and to resist a transaction which may be deemed advantageous by even a majority of the stockholders.

         These proposed amendments are in accordance with the Delaware GCL, which provides that stockholders may act by written consent unless otherwise provided by a corporation's certificate of incorporation.

         Persons attempting a takeover bid could be delayed or deterred by not being able to propose a transaction at a time advantageous for them. For these reasons, this Proposal may have an anti-takeover effect. The Board of Directors, however, is not aware of any efforts to obtain control of the Company, and the proposal of this measure is not in response to any such efforts. For a general discussion of certain anti-takeover effects of Proposal 7, see the section entitled "Anti-Takeover Proposals" above.

Proposed Resolutions

         "RESOLVED, that the Certificate of Incorporation be amended by adding a new Article 14 which shall be and read as follows:

         Except as otherwise provided in the resolutions of the Board of Directors designating any series of Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders and may not be effected by a consent in writing by any such stockholders.

          RESOLVED, that the Bylaws be amended by deleting the existing Section 11 of Article II and adding a new Section 11 which incorporates substantially the provision set forth in the preceding resolution and other provisions, if any, as may be necessary to make the Bylaws consistent with this amendment.

          RESOLVED,  that the Bylaws be further amended by amending Section 5 of
Article VI, which deals with fixing the record date for certain matters, to delete therefrom any references to actions by stockholders pursuant to written consent.

Required Vote

         The affirmative vote of holders of a majority of the Shares outstanding and entitled to vote at the Meeting is required to approve Proposal 7.

                        The Board of Directors Recommends
                               That You Vote "FOR"
                           The Approval of Proposal 7
                   -----------------------------------------

                                   PROPOSAL 8
                             AMENDING THE COMPANY'S
                     CERTIFICATE OF INCORPORATION TO REQUIRE
                      AN 80% SUPERMAJORITY STOCKHOLDER VOTE
                            FOR CERTAIN TRANSACTIONS
               --------------------------------------------------

Supermajority Stockholder Vote for Certain Transactions

         The Board of Directors has approved, subject to stockholder approval, an amendment to the Certificate of Incorporation and a corresponding amendment to the Bylaws which provides that a Business Combination (as defined in the amendment) transaction between the Company or a subsidiary of the Company and an "Interested Stockholder" (as defined in the amendment) would be subject to either (i) the approval of a majority of the Continuing Directors (as defined in the amendment), or (ii) the approval by the affirmative vote of both (a) at least 80% of the voting power of the then Voting Stock, including shares held by an Interested Stockholder, and (b) two-thirds of the votes entitled to be cast by holders of the Voting Stock, excluding Voting Stock beneficially owned by the Interested Stockholder.

Analysis of Proposal 8

         Generally, Delaware GCL Section 203 prohibits a publicly-held Delaware corporation from engaging in a broad range of business combinations with an "interested stockholder" (defined generally as a person owning 15% or more of a corporation's outstanding voting stock) for three years following the time such person became an interested stockholder unless: (i) before the person becomes an interested stockholder, the transaction resulting in such person becoming an interested stockholder or the business combination is approved by the board of directors of the corporation; (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owns at least 85% of the outstanding voting stock of the corporation (excluding shares owned by directors who are also officers of the corporation or shares held by employee stock plans that do not provide employees with the right to determine confidentially whether shares held subject to the plan will be tendered in a tender offer or exchange offer); or (iii) at or subsequent to such time the business combination is approved by the Board, and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least two-thirds of the outstanding voting stock excluding shares owned by the interested stockholder.


         Although Section 203 of the Delaware GCL applies to the Company as a Delaware corporation, neither the Certificate of Incorporation nor the Bylaws contain any provision specifically requiring a supermajority vote in the event of certain business combinations. Proposal 8, if adopted, would supplement, rather than replace, Section 203 as applicable to the Company, and would apply in any case where a transaction which qualifies as a "Business Combination" is proposed between the Company and a holder of 15% or more of the Voting Stock who qualifies as an "Interested Stockholder". Proposal 8 would increase the vote required for approval of such business combinations by stockholders from 66 2/3% to (a) at least 80% of the voting power of the then Voting Stock, including shares held by an Interested Stockholder, and (b) 66 2/3% of the votes entitled to be cast by holders of the Voting Stock, excluding Voting Stock beneficially owned by the Interested Stockholder.


         Proposal 8 is designed to permit the Board to evaluate proposed Business Combinations free from substantial pressure on the Board that a potentially hostile acquiror can exert. Furthermore, by providing the Board with the means of imposing an 80% supermajority vote of the shareholders, the amendment encourages corporations that seek to acquire control of the Company to engage in good faith, non-hostile negotiations with the Board. The Company believes that Proposal 8, if adopted, may encourage persons interested in acquiring the Company to negotiate in advance with the Board of Directors since the supermajority voting requirement would not be invoked if a majority of the Continuing Directors were to approve a Business Combination. In the event of a proposed acquisition of the Company, the management of the Company believes that the interest of the

Company's stockholders will best be served by a transaction that results from negotiations based upon careful consideration of the proposed terms, such as the price to be paid to minority stockholders, the form of consideration to be paid and the tax effects of the transaction and by the Board's being able to negotiate with all acquirors from the strongest possible position.


         The overall effect of Proposal 8 would be to render more difficult the accomplishment of certain mergers or other acquisition of control of the Company by a principal stockholder (other than a stockholder who, currently holds over fifteen percent of the Company's Common Stock). At the same time, Proposal 8 may discourage persons from making a tender offer for, or acquisitions of, substantial amounts of the Common Stock, which could have the effect of inhibiting changes in management and may also prevent temporary fluctuations in the Common Stock that often result from takeover attempts. In addition, by requiring a supermajority vote of stockholders to approve a Business Combination, Proposal 8 may, absent approval by the Continuing Directors, enable a minority of the stockholders to prevent consummation of a Business Combination, notwithstanding the fact that a majority of the stockholders voted in favor of it. Another effect of Proposal 8 is that management may obtain a veto power over mergers regardless of whether the transaction is desired by or beneficial to a majority of the shareholders and as a result assists management in retaining their positions. Some stockholders may find the proposed supermajority vote provisions of Proposal 8 disadvantageous to the extent that such provisions discourage takeovers which are not approved by a majority of the Continuing Directors but in which stockholders might receive, for at least some of their shares, a substantial premium above the market price at the time a tender offer or other acquisition transaction is made. Thus, stockholders who might desire to participate in a tender offer may not be afforded the opportunity to do so. To the extent that the proposed supermajority vote provisions discourage tender offers or accumulations of the Company's Common Stock, stockholders may be deprived of higher market prices for their stock which often prevail as a result of such events.


         The Company believes that Proposal 8, if adopted, may encourage persons interested in acquiring the Company to negotiate in advance with the Board of Directors since the supermajority voting requirement would not be invoked if a majority of the Continuing Directors were to approve a Business Combination. For these reasons, this Proposal may have an anti-takeover effect. The Board of Directors, however, is not aware of any efforts to obtain control of the Company, and the proposal of this measure is not in response to any such efforts. For a general discussion of certain anti-takeover effects of Proposal 8, see the section entitled "Anti-Takeover Proposals" above.

Proposed Resolutions

         "RESOLVED, that the Certificate of Incorporation be amended by adding a new Article 15 which shall be and read as follows:

                  (a) In addition to the affirmative vote required by law or this Certificate of Incorporation or the Bylaws of the Corporation, and except as otherwise expressly provided in Section (b) of this Article, the approval of a Business Combination (as hereinafter defined) shall require the affirmative vote of both (1) at least eighty percent (80%) of the votes entitled to be cast by the holders of all the then outstanding shares of Voting Stock (as hereinafter defined), voting together as a single class, and (2) at least 66 2/3% of the votes entitled to be cast by holders of the Voting Stock, excluding shares owned by an Interested Stockholder (as hereinafter defined). Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage or separate class vote may be specified, by law or in any agreement with any national securities exchange or otherwise.

                  (b) The provisions of Section (a) of this Article shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote, if any, as is required by law or by any other provision of this Certificate of Incorporation or the Bylaws of the Corporation, or any agreement with any national securities exchange, if the Business Combination shall have been approved by a majority (whether such approval is made prior to or subsequent to the acquisition of beneficial ownership of the Voting Stock that caused the Interested Stockholder (as hereinafter defined) to become an Interested Stockholder) of the Continuing Directors (as hereinafter defined).

                  (c) The following definitions shall apply with respect to this
Article:

                           1. "Business Combination" shall mean: (a) any merger or consolidation of the Corporation or any Subsidiary (as hereinafter defined) with (i) any Interested Stockholder or (ii) any other company (whether or not itself an Interested Stockholder) which is or after merger or consolidation would be an Affiliate or Associate of an
         Interested Stockholder; (b) any sale, lease, exchange, mortgage, pledge, transfer or other disposition or security arrangement, investment, loan, advance, guarantee, agreement to purchase, agreement to pay, extension of credit, joint venture participation or other arrangement (in one transaction or a series of transactions) with or for the benefit of any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder; (c) the adoption of the plan proposal for the liquidation or dissolution of the Corporation which is voted for or consented to by any Interested Stockholder; or (d) any reclassification of securities (including any reverse stock split), or recapitalization of the Corporation, or any merger or consolidation of the Corporation with any of its Subsidiaries or any other transaction (whether or not with or otherwise involving an Interested Stockholder) that has the effect, directly or indirectly, of increasing the proportionate share of any class or series of Capital Stock, or any securities convertible into Capital Stock or into equity securities of any Subsidiary, that is beneficially owned by an Interested Stockholder or any Affiliate or Associate of any Interested Stockholder; or (e) any receipt by any Interested Stockholder of the benefit, directly or indirectly (except proportionally as a stockholder of the Corporation) of any loans, advances, guarantees, pledges, or other financial benefits (other than those expressly permitted in clauses (a) to (d) of this paragraph), provided by the Corporation or any director or any direct or indirect majority-owned Subsidiary; or (f) any agreement, contract or other arrangement providing for any one or more of the actions specified in the foregoing clauses (a) to (e).

                           2. "Capital Stock" shall mean all capital stock of the Corporation authorized to be issued from time to time under the Certificate of Incorporation, and the term "Voting Stock" shall mean all Capital Stock which by its terms may be voted on all matters submitted to stockholders of the Corporation generally.

                           3. "person" shall mean any individual, firm, company, partnership, corporation, joint venture, association, limited liability company or other entity and shall include any group comprised of any person and any other person or entity with whom such person or any Affiliate or Associate of such person has any agreement, arrangement or understanding, directly or indirectly, for the purpose of acquiring, holding voting or disposing of Capital Stock.

                           4. "Interested Stockholder" shall mean any person (other than the Corporation or any Subsidiary and other than any profit-sharing employee stock ownership or other employee benefit plan of the Corporation or any Subsidiary or any trustee of or fiduciary with respect to any such plan when acting in such capacity) who (a) is the beneficial owner of Voting Stock representing fifteen percent (15%) or more of the votes entitled to be cast by the holders of all then outstanding shares of Voting Stock; or (b) is an Affiliate or Associate of the Corporation and at any time within the three-year period immediately prior to the date in question was the beneficial owner of Voting Stock representing fifteen percent (15%) or more of the votes entitled to be cast by the holders of all the then outstanding shares of Voting Stock; provided, however, that the term "Interested Stockholder" shall not include any person who would have qualified as an Interested Stockholder under either preceding clause immediately prior to the effective date of this Amendment to the Corporation's Certificate of Incorporation.

                           5. A person  shall  be a  "beneficial  owner"  of any
         Capital Stock (a) which such person or any of its Affiliates or Associates beneficially owns, directly or indirectly; (b) which such person or any of its Affiliates or Associates has, directly or indirectly, (i) the right to acquire (whether such right is exercisable immediately or subject to the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (ii) the right to vote pursuant to any agreement, arrangement or understanding; or (c) which are beneficially owned, directly or indirectly, by any other person with such person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of Capital Stock. For the purposes of determining whether a person is an Interested Stockholder hereunder, the number of shares of Capital Stock deemed to be outstanding shall include shares deemed beneficially owned by such person through application of this Paragraph 5 of Section (c), but shall not include any other shares of Capital Stock that may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

                           6. The terms "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in the Securities Exchange Act of 1934, as such may be amended from time to time.

                           7. "Subsidiary" means any company of which a majority of any class of equity security is beneficially owned by the Corporation; provided, however, that for the purposes of the definition of Interested Stockholder, the term "Subsidiary" shall mean only a company of which a majority of each class of equity security is beneficially owned by the Corporation.

                           8. "Continuing Director" means any member of the Board of Directors of the Corporation, while such person is a member of the Board of Directors, who is not an Affiliate, Associate or representative of the Interested Stockholder and was a member of the Board of Directors prior to the time that the Interested Stockholder became an Interested Stockholder, and any successor of a Continuing Director while such successor is a member of the Board of Directors, provided that such successor is not an Affiliate, Associate or representative of the Interested Stockholder and is recommended or elected to succeed the Continuing Director by a majority of Continuing Directors.

                  (d) A majority of the Continuing Directors shall have the power and duty to determine for the purposes of this Article, on the basis of information known to them after reasonable inquiry, (i) whether a person is an Interested Stockholder, (ii) the number of shares of Capital Stock or other securities beneficially owned by any person, and (iii) whether a person is an Affiliate or Associate of another. Any such determination made in good faith shall be binding and conclusive on all parties.

                  (e) Nothing contained in this Article shall be construed to relieve any Interested Stockholder from any fiduciary obligation imposed by law.

                  (f) The fact that any Business  Combination  complies with the provisions of Section (b) of this Article shall not be construed to impose any fiduciary duty, obligation or responsibility on the Board of Directors, or any member thereof to approve such Business Combination or recommend its adoption or approval to the stockholders or the Corporation, nor shall such compliance limit, prohibit or otherwise restrict in any manner the Board of Directors, or any member thereof, with respect to evaluations of or actions and responses taken with respect to such Business Combination. Notwithstanding any other provisions of this Certificate of Incorporation or the Bylaws of the Corporation (and notwithstanding the fact that a lesser percentage or separate class vote may be specified by law, this Certificate of Incorporation or the Bylaws of the Corporation), the affirmative vote of the holders of not less than eighty percent (80%) of the votes to be cast by the holders of all the then outstanding shares of Voting Stock, voting together as a single class, shall be required to amend or repeal, or adopt any provisions inconsistent with this Article.

         RESOLVED,  that  Article  II of the  Bylaws be  amended by adding a new
Section 13 containing a provision substantially the same as the provision set forth in the preceding resolution and other provisions, if any, as may be necessary to make the Bylaws consistent with this amendment."

Required Vote

         The affirmative vote of a majority of the Common Stock outstanding and entitled to vote at the Meeting is required to approve Proposal 8.

                        The Board of Directors Recommends
                               That You Vote "FOR"
                           the Approval of Proposal 8
                    ---------------------------------------

                                   PROPOSAL 9

                           AMENDING THE CERTIFICATE OF
                           INCORPORATION AND BYLAWS TO
                          REQUIRE SUPERMAJORITY VOTE TO
                          AMEND OR REPEAL THE PROPOSED
                          AMENDMENTS WHICH ARE ADOPTED

                -------------------------------------------------

Requirement for Supermajority Vote to Amend any Adopted Proposals

         Delaware GCL provides that the Certificate of Incorporation may be amended by the vote of a majority of the shares of common stock outstanding and entitled to vote, unless the relevant provision of the Certificate of Incorporation requires the vote of a greater number or proportion than a majority, in which case such provision may not be amended, altered or repealed except by such greater vote. Delaware GCL further confers sole authority to adopt, amend or repeal bylaws in the stockholders unless the certificate of incorporation also confers such a power upon the board of directors. Article SEVEN of the Certificate of Incorporation expressly confers such powers upon the Board of Directors, provided, however, that the stockholders may change or repeal any Bylaw adopted by the Board of Directors. The Board of Directors has adopted, subject to stockholder approval, amendments to the Certificate of Incorporation and Bylaws to require the affirmative vote of holders of 66 2/3% of the Voting Stock to amend or repeal, or to adopt any provisions inconsistent with, any of the provisions added to the Certificate of Incorporation and Bylaws by Proposals 2 through 8 above and this Proposal 9. At the Meeting, stockholders will be asked to consider and vote on the proposed amendment.

Analysis of Proposal 9




         Proposal 9, by limiting the manner in which the Anti-Takeover Amendments may be amended or repealed, is intended not only to promote continuity of operations and thereby enhance the Company's ability to attain its long term goals, but also to allow the Board of Directors to more effectively manage the affairs of and internal operating procedures of the Company. These proposals are intended to have the effect of making it more difficult for stockholders, following the Meeting, to eliminate the constituent elements contained within Proposals 2 through 8 above and this Proposal 9.


         Proposal 9 will have the effect of making it more difficult for stockholders to change the AntiTakeover Amendments which have been adopted. This may further discourage potentially unfriendly bids for shares of the Company. For these reasons, Proposal 9 may have an anti-takeover effect. The Board of Directors, however, is not aware of any efforts to obtain control of the Company, and the proposal of this measure is not in response to any such efforts. For a general discussion of certain anti-takeover effects of Proposal 9, see the section entitled "Anti-Takeover Proposals" above.

Proposed Resolutions

          "RESOLVED, that the Certificate of Incorporation be amended by adding a new Article 16 which shall be and read as follows:

         Notwithstanding the foregoing and anything contained in this Certificate of Incorporation to the contrary, Section 5 of Article II ("Special Meetings"), Section 12 of Article II ("Advance Notice of Nominations and Proposals"), Section 14 of Article III ("Removal of Directors"), Section 1 of Article III ("Number of Directors and Term of Office"), Section 2 of Article III ("Vacancies; Directors"), and
         Section 11 of Article II ("Consent of Stockholders") of the Corporation's Bylaws and Articles 11 through 14 of this Certificate of Incorporation shall not be amended or repealed, and no provision inconsistent with any thereof shall be adopted, without the affirmative vote of the holders of at least 66 2/3% of the voting power of the Voting Stock, voting together as a single class. Section 13 of Article II ("Supermajority Shareholder Vote for Certain Transactions") and
         Section 1(b) of Article VIII ("AntiTakeover Amendments") of the Corporation's Bylaws and Article 15 of this Certificate of Incorporation shall not be amended or repealed, and no provision inconsistent with any thereof shall be adopted, without the affirmative vote of the holders of at least 80% of the voting power of the Voting Stock, voting together as a single class.

         "RESOLVED, that the Certificate of Incorporation be amended by adding a sub-section (b) to the new Article 16, which would read as follows:

                  (b) Notwithstanding anything contained in this Amended and Restated Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least 80% of the Voting

         Stock, voting together as a single class, shall be required to amend or repeal, or adopt any provision inconsistent with, any provision of this
         Article 16.

         RESOLVED, that the existing text under Article VIII of the Bylaws be designated as Section 1(a) thereunder and that such Article VIII be amended by adding a new Section 1(b) containing a provision substantially the same as the provision set forth in the preceding resolution and other provisions, if any, as may be necessary to make the Bylaws consistent with this amendment."

Required Vote

         The affirmative vote of a majority of the Common Stock outstanding and entitled to vote at the Meeting is required to approve Proposal 9.

                        The Board of Directors Recommends
                               That You Vote "FOR"
                           The Approval of Proposal 9
                   -------------------------------------------

                                   PROPOSAL 10
                           APPOINTMENT OF INDEPENDENT
                                    AUDITORS
                  ---------------------------------------------

         The accounting firm of PricewaterhouseCoopers LLP served as the Company's independent auditors for 1998. One or more representatives of that firm will attend the Annual Meeting and will be given the opportunity to comment, if they desire, and to respond to appropriate questions that may be asked by stockholders. No auditor has yet been selected for the current year, since it is StarBase's practice not to select independent auditors prior to the Annual Meeting.

         Approval by the stockholders of the appointment of independent auditors is not required but the Board deems it desirable to submit this matter to the stockholders. If a majority of the Common Stock present and entitled to vote at the meeting should not approve the selection of PricewaterhouseCoopers LLP, the selection of independent auditors will be reconsidered by the Board of Directors.

                        The Board of Directors Recommends
             That You Vote "FOR" the Ratification of the Appointment
                        of PricewaterhouseCoopers LLP as
                       Independent Auditors of the Company

                  STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

         Stockholder proposals for the 1999 Annual Meeting of Stockholders must be received in writing by the Secretary of the Company at the Company's executive offices by March 31, 1999 in order to be considered for inclusion in the proxy materials.

                                  OTHER MATTERS

         Management does not intend to bring before the Meeting any matters other than those specifically described above and knows of no matters other than the foregoing to come before the Meeting. If any other matters or motions properly come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote such Proxy in accordance with their judgment on such matters or motions, including any matters dealing with the conduct of the Meeting.

                                         By order of the Board of Directors,




                                         William R. Stow III
                                         Chairman of the Board
                                         President and Chief Executive Officer


Santa Ana, California
December 22, 1998

PROXY                                                                      PROXY
-----                                                                      -----

                              STARBASE CORPORATION
                 (Solicited on behalf of the Board of Directors)

The undersigned hereby (a) acknowledges receipt of the Notice of Annual Meeting of Stockholders of StarBase Corporation (the "Company") to be held on January 19, 1999 and the related Proxy Statement; (b) appoints William R. Stow III and Martin E. Weisberg, Esq or either of them as Proxies, each with the power to appoint a substitute; (c) authorizes the Proxies to represent and vote, as designated below, all the shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), held of record by the undersigned on November 30, 1998 at the Annual Meeting and at any adjournments or postponements thereof; and (d) revokes any proxies previously given.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR all nominees for directors and FOR proposals 2 through 10. The proxies will use their discretion with regard to any matter referred to in item 11.

The Board of Directors Recommends a Vote FOR all listed nominees and FOR Proposals 2 through 10.

                   |X| Please mark votes as in this example.

         (1) Election of directors. Nominees are: Frank R. Caccamo, Donald R. Farrow, Daniel P. Ginns, Phillip E. Pearce, John R. Snedegar, William R. Stow III, Barry W. Sullivan and Anders B. Vinderg.

      |_| FOR ALL NOMINEES                        |_| WITHHOLD AUTHORITY TO VOTE
                                                           FOR ALL NOMINEES
To vote for fewer than all nominees, print the names of the nominees you wish to vote FOR in the following space:
--------------------------------------------------------------------------------

      (2) To amending the Company's Bylaws to provide for the classification of the Board of Directors of the Company into three classes, for the purpose of setting up staggered three-yaer terms, as more fully set forth in the accompanying Proxy Statement.
   |_|     FOR               |_|      AGAINST                   |_|      ABSTAIN

      (3) To amend the Certificate of Incorporation and the Bylaws to implement an advance notice procedure for the submission of director nominations and other business to be considered at annual meetings of stockholders.
   |_|     FOR               |_|      AGAINST                   |_|      ABSTAIN

      (4) To amend the Certificate of Incorporation and the Bylaws to permit only the President, the Chairman of the Board, the Secretary or the Board of Directors to call special meetings of stockholders and to limit the business permitted to be conducted at such meetings to be brought before the meetings by or at the direction of the Board of Directors.

   |_|     FOR               |_|      AGAINST                   |_|      ABSTAIN

      (5) To amend the Certificate of Incorporation and the Bylaws to provide that a member of the Board of Directors may only be removed by the stockholders of the Company for cause by an affirmative vote of holders of at least 66 2/3% of the voting power of the then outstanding Voting Stock.
|_|     FOR               |_|      AGAINST                      |_|      ABSTAIN

      (6) To amend the Bylaws to (a) fix the size of the Board of Directors at a maximum of twelve directors, with the authorized number of directors set at eight, and the Board of Directors having the sole power and authority to increase or decrease the number of directors acting by an affirmative vote of at least a majority of the total number of authorized directors most recently fixed by the Board of Directors, and (b) provide that any vacancy on the Board of Directors may be filled for the unexpired term (or for a new term in the case of an increase in the size of the board) only by an affirmative vote of at least a majority of the remaining directors then in office even if less than a quorum, or by the sole remaining director.
|_|     FOR               |_|      AGAINST                      |_|      ABSTAIN

         (7) To amend the Certificate of Incorporation and the Bylaws to eliminate stockholder action by written consent.

|_|     FOR               |_|      AGAINST                      |_|      ABSTAIN

      (8) To amend the Certificate of Incorporation and the Bylaws to require the approval of holders of 80% of the then outstanding Voting Stock and/or the approval of 66 2/3% of the directors of the Company for certain corporate transactions.
|_|     FOR               |_|      AGAINST                      |_|      ABSTAIN

      (9) To amend the Certificate of Incorporation and the Bylaws to require an affirmative vote of 66 2/3% of the Voting Stock in order to amend or repeal any adopted amendments to the Certificate of Incorporation and Bylaws proposed herein.

|_|     FOR               |_|      AGAINST                      |_|      ABSTAIN

         (10) To ratify the appointment of PricewaterhouseCoopers LLP as independent auditors for the 1999 fiscal year.

|_|     FOR               |_|      AGAINST                      |_|      ABSTAIN

         (11) To consider and transact such other business as may properly come before the Meeting or any adjournment thereof.

      |_|      FOR               |_|     AGAINST  |_|      ABSTAIN


Name __________________________               Dated  _____________________, 1998

Address: ________________________             ________________________________

         ------------------------             --------------------------------
                                                     Signature(s)

Number of Shares Held: ____________         (Signatures should conform to names
                                             as registered.  For jointly owned
                                            shares, each owner should sign. When
                                            signing as attorney, executor,
                                            administrator, trustee, guardian or
                                            officer of a corporation, please
                                            give full title.)

                 PLEASE MARK AND SIGN ABOVE AND RETURN PROMPTLY